UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 15, 2001

                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          _____________________________


                 DELAWARE                                                                36-3252484
       (State or other jurisdiction                    000-29598                      (I.R.S. employer
            of incorporation)                  (Commission file number)             identification no.)
           501 W. NORTH AVENUE
          MELROSE PARK, ILLINOIS                                                           60160
 (Address of principal executive offices)                                                (Zip Code)

       Registrant's telephone number, including area code: (708) 865-1053

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     (a) On October 15, 2001, Midwest Banc Holdings, Inc. (the "Company") announced its earnings results for the quarter ended September 30, 2001. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

ITEM 7(C).  EXHIBITS.

Exhibit 99.1      Press Release dated October 15, 2001.

                                       2

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDWEST BANC HOLDINGS, INC.


                                        By:/s/ Brad A. Luecke
                                           -------------------------------------
                                           Brad A. Luecke
Date:  October 15, 2001                    President and Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------
   Exhibit
   -------

    99.1        Press Release dated October 15, 2001